EXHIBIT 10.32

                               AMENDMENT NO. 2 TO
                              THE CREDIT AGREEMENT


            Amendment No. 2 to the Credit Agreement ("Amendment") between Vicon Industries, Inc., 89 Arkay Drive, Hauppauge, New York 11788 ("Borrower") and KeyBank National Association ("KeyBank"). This Amendment is between Borrower and Washington Mutual Bank, FA, 1377 Motor Parkway, Islandia, New York 11749 (the "Bank"), the successor to KeyBank and to The Dime Savings Bank of New York, FSB.


                                    RECITALS:
                                    --------

            Borrower and KeyBank entered in a Credit Agreement dated July 20, 1998 (the "Credit Agreement") which was previously amended by Amendment No. 1 on February 12, 2002 ("Amendment No. 1"). The parties now desire to further amend the Credit Agreement on the terms set forth in this Amendment No. 2. This Amendment No. 2 also amends the Mortgage Loans (defined below) as provided herein.

            Accordingly, the parties agree as follows:


                                    ARTICLE 1
                         AMENDMENTS TO CREDIT AGREEMENT.

            Section 1.1. (a) General. As used herein, the term "Credit Agreement" means the Credit agreement as amended by Amendment No. 1. Capitalized words and phrases used herein which are not defined in this Amendment shall have the meanings given to them in the Credit Agreement. This Amendment constitutes an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

            (b) Any reference to Key Bank National Association or the Dime Savings Bank or New York, FSB in the Credit Agreement and any amendment thereto is hereby replaced by and deemed to refer to Washington Mutual Bank, FA.

            (c) The term "Mortgage Loans" refers to (i) the term loans in the original principal amount of $2,512,000 and $388,000 extended to Borrower by KeyBank on or about January 29, 1998, secured respectively by first and second priority mortgage liens on the Property and (ii) the term loan in the original principal amount of $1,200,000 extended to Borrower by KeyBank on or about October 12, 1999 secured by a third priority mortgage lien on the Property. The "Property" refers to Borrower's real property located at 89 Arkay Drive, Hauppauge, New York.

      Section 1.2. Amendment to Financial Covenants. (a) So long as the aggregate outstanding principal balance of all Revolving Credit Loans is zero and Borrower at all times maintains cash balances on deposit with the Bank at least equal to the sum of (A) the then existing outstanding principal balance of the Term Loan and (B) the Aggregate Banker's Acceptance Outstandings, the Bank waives the following obligations of Borrower under the Credit Agreement:

                  (i) to comply with any of the affirmative covenants set forth in Article 10 of the Credit Agreement; and

                  (ii) to deliver the computations referred to in clause (ii) of
Section 8.08(c) of the Credit Agreement and any similar requirements in the Loan Documents reflecting the Mortgage Loans.

            (b) The Bank waives Borrower's compliance with the financial covenants set forth in the Loan Documents reflecting the Mortgage Loans. To implement the foregoing, subsection 6(b)(2) and Section 6(c) of the Loan Agreements dated January 29, 1998 between Borrower and KeyBank (as modified by Modification Agreement dated as of June 1, 1998), and subsection 6(b)(2) and
Section 6(c) of the Loan Agreement dated October 12, 1999 between Borrower and KeyBank are hereby permanently deleted, and the Mortgage Loans are hereby amended to that extent.

            (c) Section 9.11 of the Credit Agreement is deleted, and the parties agree that it has already been replaced by Section 10.03 of the Credit Agreement which became a part thereof by operation of Amendment No. 1.

            Section 1.3. Letter of Credit Sublimit. Section 2.08(b) of the Credit Agreement is deleted and now reads as follows in its entirety:

      (b) Subject to the terms and conditions hereof, the Bank agrees to create Bankers Acceptances for Borrower and to issue Letters of Credit on its behalf, provided that, after giving effect to the same, the sum of the Aggregate Bankers Acceptance Outstandings and the Aggregate Letters of Credit Outstandings will not exceed $1,000,000.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

            Borrower represents and warrants to the Bank as follows:

      Section 2.1. Confirm Warranties and Representations. Borrower confirms that each of the representations and warranties set forth in Article 7 of the Credit Agreement is true in all material respects as of the date hereof with respect to Borrower and, to the extent applicable, the Guarantors, with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), except that Schedules I, II, III and V to the Credit Agreement are updated as of the date hereof and annexed hereto. Each such warranty and representation is hereby incorporated herein in full by reference as if fully restated in its entirety. June 30, 2002, there has been no material adverse change in the business, operations, assets or financial or other condition of Borrower or of the Guarantors.

      Section 2.2. No Default. No Default or Event of Default now exists under the Credit Agreement, as amended previously and hereby.

      Section 2.3. Corporate Power. Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment.

      Section 2.4. Consents. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment.

      Section 2.5. No Omission. No representation, warranty or statement by Borrower contained herein contains any untrue statement of material fact or omits to state a material fact necessary to make such representation, warranty or statement not misleading.


                                    ARTICLE 3
                                  MISCELLANEOUS

      Section 3.1. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either party hereto may execute this Amendment by signing any such counterpart.

      Section 3.2. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms, unaffected by this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

Washington Mutual Bank, FA                Vicon Industries, Inc.


By:                                      By:
    -------------------                     ---------------------
     Name: Sean M. Umhafer                  Name:  John Badke
     Title:  Vice President                 Title:   Vice  President, Finance
     Date signed:  September 30, 2002       Date signed: September 30, 2002